TURNER FUNDS

                   TURNER CORE HIGH QUALITY FIXED INCOME FUND
                  TURNER ULTRA SHORT DURATION FIXED INCOME FUND
                     TURNER SHORT DURATION FIXED INCOME FUND

                         Supplement dated June 19, 2002
                    to the Prospectus dated January 31, 2002

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

The Prospectus is amended and supplemented to reflect changes in the investment advisory team of the Turner Core High Quality, Turner Ultra Short Duration, and Turner Short Duration Fixed Income Funds (the "Funds"). James Midanek and John Pak are leaving Turner Investment Partners, Inc., the investment adviser to the Funds and no longer serve as part of the portfolio management team for these Funds. All references to these individual in the Prospectus are deleted. Roger Early and Paul Matlack will assume Mr. Midanek's and Mr. Pak's responsibilities.

In accordance with this change, the second to last sentence of the first paragraph under the heading "Portfolio Managers" on page 41 of the prospectus is deleted and replaced with the following:

         The Ultra Short Duration Fixed Income Fund, Short Duration Fixed Income Fund, and Core High Quality Fixed Income Fund are managed by a committee comprised of Roger Early and Paul Matlack.

The following sentence is added to the biography of Roger Early on page 41 of the prospectus:

         Mr. Early is co-manager of the Core High Quality Fixed Income, Ultra Short Duration Fixed Income and Short Duration Fixed Income Funds.

The following sentence is added to the biography of Paul Matlack on page 42 of the prospectus:

         Mr. Matlack is co-manager of the Core High Quality Fixed Income, Ultra Short Duration Fixed Income and Short Duration Fixed Income Funds.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

TUR-MS3-030-11